Investor Presentation
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Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking
Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

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Key Themes For Today’s Discussion

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From Digital
To Part
Computer Aided Design (CAD)
or Scan
Plastic or Metal Part
The Additive Manufacturing Pioneer and Leader

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Leadership Through Technology

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Business Model

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North America
 - Valencia, CA
 - Lawrenceburg, TN
 - Goodland, IN
 - Seattle, WA
 - Syracuse, NY
Europe
Asia

Global Coverage Local Presence

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Experienced Management Team
❑ Bob Grace Vice President & General Counsel
❑ Damon Gregoire Vice President & CFO
❑ Chuck Hull Executive Vice President & CTO
❑ Rajeev Kulkarni Vice President Engineering
❑ Cathy Lewis Vice President Global Marketing
❑ Michele Marchesan Vice President 3-D Printing Solutions
❑ Kevin McAlea Vice President Rapid Manufacturing Solutions
❑ Abe Reichental President & CEO

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Growth and Value Creation
Technology

Improving Results
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First Quarter 2010 Operating Results
($ Millions except per share amounts)
NM: Not Meaningful
EPS included the negative impact of a 1 cent per share
EPS included the negative impact of a 1 cent per share
planned V-Flash® ramp up and a 4 cents per share from
planned V-Flash® ramp up and a 4 cents per share from
litigation costs.
litigation costs.

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❑ Systems revenue in Q1 2010 consisted of:
 ❑ 25% large-frame systems (9% in Q1 2009)
 ❑ 21% mid-frame systems (37% in Q1 2009)
 ❑ 54% 3-D printers (54% in Q1 2009)
❑ Services revenue includes:
 ❑ Maintenance and warranty contract revenue
 ❑ Sales of system upgrades
 ❑ Installation of and training on machines
 ❑ 3Dproparts™ sales
($ Millions)

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Recurring materials and services revenue amounted to
Recurring materials and services revenue amounted to
68% of total Healthcare Solutions sales.
68% of total Healthcare Solutions sales.
❑ Healthcare Solutions represented 12% of total revenue.
❑ Recurring revenue from materials and services amounted to 68% of total
 Healthcare Solutions revenue.
❑ Healthcare Solutions revenue consists of sales of systems, materials and services into:
 ❑ Hearing aid applications,
 ❑ Dental applications,
 ❑ Medical device applications and
 ❑ Other healthcare applications.
❑ Given its early development stage, Healthcare Solutions revenue may fluctuate due to timing of Production Systems sales within a reporting period.
Healthcare Solutions First Quarter Revenue

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❑ Net income of $2.0 million included $1.8 million of non-cash expenses.
❑ Cash position improved from the previous quarter to $26.6 million, even after funding our acquisition of Moeller Design.
❑ Inventory increased due in part to the timing of sales and revenue recognition at quarter-end.
($ Millions)

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First Quarter Revenue Composition by Category and Region
Recurring revenue represents nearly three-quarters of total revenue.
Systems
& Other
Materials
Services
North
America
Europe
Asia
Pacific
$31.6
$31.6
$24.0
$24.0
28%
43%
29%
20%
44%
36%
45%
41%
14%
45%
42%
13%
($ Millions)

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Systems gross profit margin benefited from:
 ❑ The continued favorable impact of operational and cost
 improvements and
 ❑ Better overhead absorption over a larger revenue base.

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Gross Profit Margin Composition

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First Quarter Working Capital Update
40
60
80
100
120
140
160
Days Inventory On Hand
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
63
63
70
66
68
121
102
100
125
60
122
63
Q3 2009
Q4 2009
83
60
Q1 2010
62
105

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($ Thousands)

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SG&A Costs
▪ SG&A costs are stable
▪ Internal systems and processes
 permit increase revenue without
 additional administrative costs
▪ Expect SG&A increases to primarily
 mirror sales and marketing
 activities
R&D Costs
▪ Focused spending yielded higher
 productivity and better ROI
▪ Introduced 18 new products and
 materials in 2009
Operating Costs and Leverage

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Revenue and margin expansion, coupled with operating costs
 containment and optimization resulted in improved bottom
 line and stronger positively Balance Sheet
Bottom Line

Strategy And Growth
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Marketplace Opportunities
3D Aerospace
$400 Million
$600 Million
$ 1 Billion
$500 Million
$500 Million
Source: 3D Systems

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Strategic Initiatives

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Customer Driven Execution
The Source For All
Your Design-To-
Manufacturing
Needs
● Launched 3Dproparts™
October 1, 2009, added 4
acquisitions.
● Target 3Dproparts™ for
min 10% of total revenue by
December 2010 through
organic growth and strategic
acquisitions.
Complete 3-D
Printing Solutions
For Professionals
● Developed Personal,
Professional and Production
Printers at right price points
and print output and
performance from $10,000.
● MCAD and Vertical
channel expansion and
continued product
developments.
Production Center
For Every Need And
Budget
● Developed compre-
hensive range of direct and
indirect production solutions
including tools, patterns,
jigs, fixtures and end-use
parts.
● Proven track record with
leading Hearing Aids, Dental,
Aerospace and Defense
Companies.

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Growth Drivers
❑ We entered the second quarter of
 2010 with a strong sales funnel.
❑ We expect sales of our expanding
 lineup of 3-D printers to continue to
 grow, helped by our V-Flash® and
 new ProJet™ printers.
❑ We are pleased with the progress we
 are making on 3Dproparts™ and
 expect to continue to grow this
 activity globally.
❑ We expect sales of our Healthcare
 Solutions to increase, benefiting from
 our expanding portfolio and
 technology leadership.

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We expect to benefit competitively from our new products
and expanded services portfolio and stronger financial position.
❑ We are optimistic about our ability to continue to make
 progress even though economic conditions remain
 uncertain.
❑ We expect continued revenue growth during 2010
 given our strengthened portfolio of products and
 services.
❑ We expect 3Dproparts™  revenue to reach 15-20% of
 our ongoing total revenue by the end of 2010 from
 continued organic growth and through additional
 strategic acquisitions globally.
Revenue Outlook

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Gross Profit and Operating Expenses Outlook
We believe that we can further enhance our operational effectiveness and optimize our operating costs.
❑ We expect our gross profit margin to remain stable despite:
 ❑ Potential adverse systems mix in favor of lower margin printers and integration period of acquired businesses and
 ❑ Continued negative 2-4 percentage point drag from V-Flash®  through the first half of
 2010.
❑ We expect SG&A to be in the range of $27.5-31.5 million for the remainder of 2010:
 ❑ Inclusive of our anticipated litigation expenses as we currently understand them
 and
 ❑ Increased operating costs associated with 3Dproparts™ acquisitions we made thus far.
❑ We expect R&D spending for the remainder of 2010 to be in the range of $7.5-9.0 million while keeping pace with our planned new product introductions.

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Bottom Line
❑ Our sales funnel remains robust.
❑ Our Parts, Printers and Production Systems are
 expected to generate increased OEM demand.
❑ Our business model is built around significant,
 recurring revenue components that generate
 improved contribution margins.
We remain committed to our long-term growth objectives and confident in our ability to provide value to our customers and stockholders.

Thank You
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Supplementary Information
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Technology
Growth and Value Creation

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3Dproparts™ Promise

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Source with Confidence

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3Dproparts™ Services

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3Dproparts™ Capabilities

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Technology
Growth and Value Creation

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The average growth of 3-D printer unit sales from 1996
through 2008 was approximately 40%.
The market is well-positioned for further growth because of
the wide appeal of 3-D printers priced at less than $15,000.
Gartner believes this continuing demand bodes well for the
longer-term prospects of the 3-D printer market.
Gartner estimates shipments rise to 85,000 units in 2015.
Source: Gartner, 3D Systems
$1 Billion Marketplace Opportunity

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Comprehensive 3-D Printers Continuum

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Personal Printers
• Desktop
• Office
• Small format
• Simple, easy to
 use
Professional
Printers
• Groupware
• Office, model shop
• Small and mid
 format
• Material properties
Production
Printers
• Productionware
• Manufacturing
 floor
• Small to large
 format
• Extreme
 productivity
Printer Marketplace Positioning

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Desktop Printer Category

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Easy to own, and
operate $9,900
CAD compatible
V-Flash® Desktop Printer

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Performance and Quality

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Small-Format Professional Printer Category

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Professional and Production Printers

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Large-Format Production Printer Category

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Upgrade Your Print Output
Print with Confidence

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Create a Better World with Confidence

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Rapid Manufacturing represented ~$100 million of
revenue for all Additive Manufacturing suppliers
Dental, medical and Aerospace Opportunities hold
greatest potential
Difficult to make parts
Manufacturing applications
Distributed design and manufacturing
Source: 3D Systems
~$1 Billion Opportunity

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Comprehensive Production Systems Continuum

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The Pro Difference

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Numerous Rapid Manufacturing
Systems In Operation Worldwide
Rapid Manufacturing
Partnerships With
Industry Leaders And
Shapers
Produce with Confidence

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CAD/CAM US Market valued at $800M for
2009
CAD/CAM CAGR of 15% until
2015
Dental Opportunities

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Dental Opportunities

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Aerospace and Defense Solutions

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Technology
Growth and Value Creation

Thank You
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